CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowances for doubtful accounts	$ 4,491	$ 7,638
Common shares, par value	$ 0	$ 0
Common shares, shares authorized	500,000,000	500,000,000
Common shares, shares issued	204,946,064	204,846,064
Common shares, shares outstanding	204,627,464	203,777,464